UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

Bare Escentuals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33048	20-1062857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Stevenson Street, 22nd Floor, San Francisco, CA		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 489-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2007, Bare Escentuals, Inc. (the “Company”) announced that James Taschetta has been appointed to the newly created position of Chief Marketing Officer. Reporting directly to Chief Executive Officer Leslie Blodgett, Mr. Taschetta is responsible for all of the Company’s marketing and product development initiatives.

The terms of the Company’s offer letter, as amended, with Mr. Taschetta provide for an annual base salary of $325,000. Mr. Taschetta is also eligible to participate in the Company’s annual bonus plan with an annual bonus target equal to 60% of his base salary. Mr. Taschetta received options to purchase 35,000 shares of the Company's common stock, which options will vest in equal annual installments over four years. Mr. Taschetta will also receive one year of base salary severance pay should the Company terminate his employment for any reason other than cause as that term is defined in his offer letter, as amended.

Complete copies of the Employment Offer Letter and the Amendment to the Employment Offer Letter to James Taschetta are filed herewith as Exhibit 99.2 and Exhibit 99.3 and both are incorporated herein by reference. The foregoing description of the terms of the Employment Offer Letter, as amended, is qualified in its entirety by reference to such exhibits. On October 17, 2007, the Company issued a press release announcing these matters, which press release is filed herewith as Exhibit 99.1.

The Company also announced that, in an effort to provide enhanced focus around the Company’s growth opportunities, Diane Miles, as President of Wholesale/International, will oversee all of the Company’s bricks-and-mortar wholesale relationships including Sephora, Ulta, department stores, and spas, as well as Bare Escentuals’ international business.  The Company is actively searching for a President of Retail who will oversee all aspects of Bare Escentuals’ company-owned boutiques.  Each position reports directly to Leslie Blodgett, Chief Executive Officer.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 17, 2007.
99.2	Employment Offer Letter to James Taschetta dated August 23, 2007.
99.3	Amendment to Employment Offer Letter to James Taschetta dated August 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARE ESCENTUALS, INC.

By:	/s/ Myles B. McCormick
Name:	Myles B. McCormick
Title:	Executive Vice President, Chief
Financial Officer, Chief Operating
Officer

Date: October 17, 2007